EXHIBIT 10(c)

                            DARDEN RESTAURANTS, INC.
              STOCK OPTION AND LONG-TERM INCENTIVE CONVERSION PLAN
                            (as amended May 23, 1996)

1.    PURPOSE OF THE PLAN

         The purpose of the GM Restaurants, Inc. Stock Option and Long-Term Incentive Conversion Plan (the "Plan") is to provide for the issuance and administration of certain awards relating to Common Stock of Darden Restaurants, Inc. (the "Company") issued to employees and officers of General Mills, Inc. ("GMI"), the Company, and other GMI Subsidiaries, in connection with the Distribution by GMI to its stockholders of all of the Common Stock of the Company.

2.    DEFINITIONS

         As used in the Plan, the following terms shall have the meanings set forth below:

         "Adjusted GMI Stock Option" shall mean a GMI Stock Option which, as a result of the Distribution, has been adjusted by the GMI Compensation Committee as to its exercise price and/or the number of shares of GMI Common Stock it covers, such adjustment to each GMI Stock Option being dependent on the number of corresponding Company Stock Options granted by the Company, if any.

         "Award" shall mean any Stock Option, Restricted Stock, Restricted Stock Unit or Performance Unit Account granted under this Plan.

         "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

         "Board" shall mean the Board of Directors of the Company.

         "Bridge Grant" shall mean a GMI Stock Option granted on June 1, 1994 under the General Mills, Inc. 1990 Salary Replacement Stock Option Plan in the award known as "90-S10" in GMI's internal stock option management system.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         "Committee" shall mean a committee of the Board designated by the Board to administer the Plan and composed of not fewer than two directors, each of which directors, to the extent necessary to comply with Rule 16b-3 only, is a "disinterested person" within the meaning of Rule 16b-3. Until otherwise determined by the Board, the Committee shall be the Compensation Committee of the Board.

         "Common Stock" shall mean the common stock of the Company (without par value).

         "Company" shall mean Darden Restaurants, Inc., a Florida corporation.

         "Company Conversion Ratio" shall mean the factor where the numerator is the Per Share Company Stock Price and the denominator is the Per Share Pre-Split GMI Stock Price.

         "Distribution" shall mean the transfer by GMI of all the then outstanding Shares owned by GMI to the distribution agent for the benefit of, and ultimate distribution to, the holders of GMI common stock as of the Record Date, as described in the Information Statement.

         "Distribution  Date" shall mean the effective date of the
         Distribution.
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         "Exchange Act" shall mean the Securities Exchange Act of 1934,  as amended from time to time.

         "Fair Market Value" shall mean the mean of the high and low price of the Common Stock on the New York Stock Exchange on the applicable date.

         "Food Retirees" shall mean persons retiring from GMI on or prior to the Distribution Date who are not Restaurant Retirees.

         "GMI" shall mean General Mills, Inc., a Delaware corporation.

         "GMI Award" shall mean any of the GMI Stock Options, GMI Restricted Stock or Restricted Stock Units or GMI Performance Units.

         "GMI Compensation Committee" shall mean the Compensation Committee of the Board of Directors of GMI.

         "GMI Performance Unit" shall mean a performance unit granted by GMI and outstanding on the Record Date.

         "GMI Restricted Stock or Restricted Stock Unit" shall mean a share of GMI common stock or the right to receive a share of GMI common stock which is subject to certain restrictions on the last trading day on the New York Stock Exchange immediately prior to the Record Date.

         "GMI Stock Option" shall mean an option to purchase GMI common stock granted by GMI to a present or former officer or employee of GMI that is outstanding and unexercised on the Record Date.

         "Information Statement" shall mean the information statement dated May 5, 1995 distributed to GMI stockholders in connection with the transactions relating to the Distribution.

         "Participant" shall mean an individual eligible to receive a Company Award who is granted an Award under the Plan.

         "Per Share Company Stock Price" shall mean the composite volume weighted average price of the Company's Common Stock as published by Bloomberg L.P. for the period beginning on the later of (i) the second trading day on which "when issued" trading in Company Common Stock takes place on the New York Stock Exchange and (ii) the twentieth trading day prior to the Distribution Date and ending on the Distribution Date.

         "Per Share Post-Split GMI Stock Price" shall mean the composite volume weighted average price of GMI common stock trading without due bills as published by Bloomberg L.P. for the period beginning on the later of
         (i) the second trading day on which "when issued" trading in Company Common Stock takes place on the New York Stock Exchange and (ii) the twentieth trading day prior to the Distribution Date and ending on the Distribution Date.

         "Per Share Pre-Split GMI Stock Price" shall mean the composite volume weighted average price as of GMI common stock trading with due bills published by Bloomberg L.P. for the period beginning on the later of
         (i) the second trading day on which "when issued" trading in Company Common Stock takes place on the New York Stock Exchange and (ii) the twentieth trading day prior to the Distribution Date and ending on the Distribution Date.

         "PUP Account" shall mean any account established by GMI in connection with the granting of a GMI Performance Unit.


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         "Person" shall mean any individual, corporation,  partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

         "Record Date" shall mean May 5, 1995.

         "Restaurant Retirees" shall mean persons retiring from the Company on or prior to the Distribution Date.

         "Restricted Stock and Restricted Stock Unit" shall mean any award of restricted stock or restricted stock units granted under Section 9 of the Plan.

         "Retiree Split Option Grant" shall have the  meaning set forth in
         Section 7(a)(iii) of the Plan.

         "Retiree Split Stock Grant" shall have the meaning set forth in Section 9(b) of the Plan.

         "Rule 16b-3" shall mean Rule 16b-3 promulgated by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

         "SEC" shall mean the Securities and Exchange Commission, including the staff thereof, or any successor thereto.

         "Shares" shall mean the shares of Common Stock (without par value) of the Company and such other securities of the Company or a Subsidiary as the Committee may from time to time designate.

         "Special Grant" shall mean a GMI Stock Option granted on September 20, 1993 and September 19, 1994 under the General Mills, Inc. Stock Option and Long-Term Incentive Plan of 1993.

         "Split Grant Conversion Ratio" shall mean the factor where the numerator is the Per Share Pre-Split GMI Stock Price and the denominator is the sum of the Per Share Post-Split GMI Stock Price and the Per Share Company Stock Price.

         "Stock Option" shall mean a stock option granted under Section 7 of the Plan.

         "Subsidiary" shall mean any corporation or other entity in which the Company possesses directly or indirectly equity interests representing at least 25% of the total ordinary voting power or at least 25% of the total value of all classes of equity interests of such corporation or other entity.

3.    EFFECTIVE DATE AND DURATION

      Effective Date

         This Plan shall become effective as of the Distribution Date. Subject to paragraph 6(b), no Award shall be granted under the Plan except the Awards provided for in Sections 7, 9 and 10. Awards granted hereunder shall continue until their respective expiration dates.

4.    ADMINISTRATION OF THE PLAN

         The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. The

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         Committee shall have no discretion relating to the timing, price and size of Awards granted under the Plan, which shall be determined in accordance with the provisions of Sections 7, 9 and 10. Unless otherwise expressly provided in the Plan, all designations, determination, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any Subsidiary,
         any   Participant, any holder or beneficiary of any Award, any
         stockholder of the Company and any Participant. The authority of the Committee to administer, interpret, amend, alter, adjust, suspend, discontinue, or terminate, in accordance with the provisions of the Plan, any Award or to waive any conditions or rights under any Award shall extend until the expiration date of such Award.

5.    ELIGIBLE PERSONS

         Only persons employed by the Company or a Subsidiary on the Distribution Date and Food Retirees and Restaurant Retirees who, on the Distribution Date, hold an outstanding GMI Stock Option or on the Record Date have issued and outstanding in their name GMI Restricted Stock or Restricted Stock Units shall be eligible to receive Awards under the Plan. Each Participant shall be granted an Award in accordance with the provisions of the Plan.

6.    SHARES SUBJECT TO THE PLAN

            (a) Shares Available for Awards. Subject to adjustment as provided in Section 6(b):

                 (i) Calculation of Number of Shares Available.  The number of
                     Shares with respect to which Awards may be granted under the Plan shall be such number of Shares as results from the application of the award formulas set forth in Sections 7, 9 and 10. If, after the effective date of the Plan, an Award granted under the Plan expires or is exercised, forfeited, cancelled or terminated without the delivery of Shares, then the Shares covered by such Award or to which such Award relates, or the number of Shares otherwise to which Awards may be granted, to the extent of any such expiration, exercise, forfeiture, cancellation or termination, shall not thereafter be available for grants or Awards under the Plan.

                 (ii)Sources of Shares Deliverable Under Awards.  Any Shares
                     delivered pursuant to an Award may consist of authorized and unissued Shares, Shares held in the Company's treasury and Shares acquired in the open market or otherwise obtained by the Company or a Subsidiary.

            (b) Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, Subsidiary securities, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in its sole discretion and in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares subject to outstanding Awards, and (ii) the grantor exercise price with respect to any Award and, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.
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7.    STOCK OPTIONS

            (a) Number of Stock Options. Each holder of a GMI Stock Option who is a Company employee, a Food Retiree or a Restaurant Retiree on the Distribution Date shall receive either a Company Stock Option, an Adjusted GMI Stock Option or an election to receive either a Company Stock Option or a Company Stock Option and an Adjusted GMI Stock Option in accordance with the following:

                 (i) Active employees of the Company on the  Distribution  Date who hold GMI Stock Options, except Bridge Grants or Special Grants shall receive, in addition to an Adjusted GMI Stock Option, a Company Stock Option with an exercise price for the shares of Common Stock equal to the exercise price of the GMI Stock Option prior to the Distribution multiplied by the Company Conversion Ratio and for a number of shares of Common Stock equal to the number of shares subject to the GMI Stock Option prior to the Distribution multiplied by .33 divided by the Company Conversion Ratio.

                 (ii)Active  employees of the Company on the  Distribution Date holding Bridge Grants or Special Grants and Restaurant Retirees holding Bridge Grants shall, as to such options, receive a Company Stock Option with an exercise price for the shares of Common Stock equal to the exercise price of the GMI Stock Option prior to the Distribution multiplied by the Company Conversion Ratio and for a number of shares of Common Stock equal to the number of shares subject to the GMI Stock Option prior to the Distribution divided by the Company Conversion Ratio.

                 (iii)Restaurant Retirees holding GMI Stock Options, other than
                     Bridge Grants, shall be given, as to such GMI Stock Options, an election, prior to the Record Date, to receive either (a) a Company Stock Option as described in (ii) above or (b) a Retiree Split Option Grant. The Retiree Split Option Grant shall mean an Adjusted GMI Stock Option, as determined by the GMI Compensation Committee, plus a Company Stock Option with an exercise price for the shares of Common Stock equal to the exercise price of the GMI Stock Option prior to the Distribution multiplied by the Company Conversion Ratio and for a number of shares of Common Stock equal to the number of shares subject to the GMI Stock Option prior to the Distribution multiplied by the Split Grant Conversion Ratio.

                 (iv)Food Retirees holding GMI Stock Options shall be given an election, prior to the Record Date, either to receive a Retiree Split Option Grant as described in (iii) above or receive an Adjusted GMI Stock Option, as determined by the GMI Compensation Committee.

                 (v) Each Company Stock Option shall have the same  remaining term and other terms and conditions (whether such terms and conditions are contained in the related GMI Stock Option agreement or in the plan under which such GMI Stock Option was granted, subject that a "Change of Control" as defined in such related agreement or plan shall be amended to provide that a "beneficial owner" is an owner of 20% or more of the shares of the Company entitled to vote for the election of directors) and shall be exercisable to the same extent as the GMI Stock Option from which it was derived, with such changes and modifications as necessary to substitute the Company for GMI, as the issuer of the Stock Option.

8.    EXERCISE OF STOCK OPTIONS

         A Participant exercising a Company Stock Option shall give notice to the Company of such exercise and of the number of shares elected to be

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         purchased prior to 5:00 P.M. EST/EDT on the day of exercise, which must be a business day at the executive offices of the Company. At the time of purchase, the Participant shall tender the full purchase price of
         the shares purchased.   Until such payment has been made and a
         certificate or certificates for the shares purchased has been issued in the Participant's name, the Participant shall possess no stockholder rights with respect to such shares. Payment of such purchase price shall be made to the Company, subject to any applicable rule or regulation adopted by the Committee:

            (i) in cash (including check, draft, money order or wire transfer made payable to the order of the Company);

            (ii) through the delivery of shares of Common Stock owned by the Participant; or

            (iii) by a combination of (i) and (ii) above.

         For determining the amount of the payment, Common Stock delivered pursuant to (ii) or (iii) shall have a value equal to the Fair Market Value of the Common Stock on the date of exercise.

9.    RESTRICTED STOCK AND RESTRICTED STOCK UNITS

            (a) Holders of unvested GMI Restricted Stock or Restricted Stock Units who are employees of the Company on the Distribution
                 Date shall have issued in their name, or in book entry form as reflected on the master stockholder record of the Company immediately following the Distribution Date, a number of shares of Company Restricted Stock or Restricted Stock Units equal to the number of shares of GMI Restricted Stock or Restricted Stock Units issued and outstanding in their name on the last trading day on the New York Stock Exchange prior to the Record Date divided by the Company Stock Conversion Ratio.

            (b) Holders of unvested GMI Restricted Stock or Restricted Stock Units and who are Restaurant Retirees shall be given a choice, prior to the Record Date, to elect to have issued in their name, or in book entry form as reflected on the master stockholder record of the Company immediately following the Distribution Date either (i) a Retiree Split Stock Grant or
                 (ii) the number of shares of Company Restricted Stock or Restricted Stock Units described in (a) above. The Retiree Split Stock Grant shall consist of GMI Restricted Stock or Restricted Stock Units, as determined by the GMI Compensation Committee, and Company Restricted Stock or Restricted Stock Units covering the number of shares which were subject to the GMI Restricted Stock or Restricted Stock Units on the last trading day on the New York Stock Exchange prior to the Record Date.

            (c) Holders of unvested GMI Restricted Stock or Restricted Stock Units who are Food Retirees shall be given a choice, prior to the Record Date, to elect to have issued in their name, or in book entry form as reflected on the master stockholder record of the Company, either (i) a Retiree Split Stock Grant described in (b) above or (ii) a modified grant of GMI Restricted Stock or Restricted Stock Units as determined by the GMI Compensation Committee.

            (d) Each share of Restricted Stock or Rstricted Stock Unit shall have the same remaining vesting period and other terms and conditions (whether such terms and conditions are contained in the related GMI Restricted Stock or Restricted Stock Unit agreement or in the plan under which such GMI Restricted Stock or Restricted Stock Unit was granted) and shall vest to the same extent and at the rate as the share of GMI Restricted Stock or Restricted Stock Unit from which it was derived, with such changes and modifications as necessary to substitute the Company for GMI as the issuer of the Restricted Stock or Restricted Stock Unit; provided, however, that as to Stock Options, Restricted Stock or Restricted Stock Units which require a deposit of Participant-owned shares as a condition to vesting, the Committee may, in its discretion, make such adjustments to the deposit requirements as it deems appropriate.
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10.   PERFORMANCE UNITS

         The value on the Distribution Date of PUP Accounts shall be transferred to the Company in the proportion that the Company Stock Options, having a related PUP Account, bear to the corresponding Adjusted GMI Stock Options, if any. If no corresponding Adjusted GMI Stock Options are issued, the entire value of the PUP Account shall be transferred to the Company. Withdrawals of PUP Account amounts transferred to the Company shall reduce the outstanding Company Stock Options held by a Participant; exercises of Company Stock Options shall reduce the amount of the corresponding transferred PUP Account to the same extent as provided in the grant of the GMI Performance Unit.

11.   AMENDMENTS TO PLAN AND AWARDS

            (a) Amendments to the Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement that is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act or any successor provision thereto. Notwithstanding anything to the contrary contained herein, i) the Committee may amend the Plan in such manner as may be necessary for the Plan to conform with local rules and regulations in any jurisdiction outside the United States, and (ii) any amendment, suspension or termination made in accordance with this paragraph 11(a) that would adversely affect a Participant's rights under an Award made under the Plan may not be made without such Participant's consent and
                 (iii) no amendment to the provisions of Sections 7, 9 and 10 of the Plan relating to the amount, price and timing of Awards under the Plan may be made more often than once every six months, except to comport with the provisions of the Code or the regulations thereunder.

            (b) Amendments to Awards. The Committee may amend, modify or terminate any outstanding Award with the Participant's consent at any time prior to payment or exercise in any manner not inconsistent with the terms of the Plan, including without limitation to change the date or dates as of which an Award becomes exercisable.

            (c) Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in paragraph 6(b) hereof) affecting the Company, or the financial statements of the Company or any Subsidiary, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

            (d) Cancellation. Any provision of this Plan or any Award Agreement to the contrary notwithstanding, the Committee may cause any Award granted hereunder to be cancelled in consideration of a cash payment or alternative Award made to the holder of such cancelled Award. The determinations of value under this subparagraph shall be made by the Committee in its sole discretion.

12.   MISCELLANEOUS

            (a) Award Agreements. Awards hereunder may be evidenced by a writing delivered to the Participant that shall specify the terms and conditions thereof and any rules applicable thereto and that shall, in accordance with the provisions of the Plan, replicate as closely as possible the terms, conditions and other contractual attributes of the GMI Award from which the Award is derived, as in effect on the Distribution Date.
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            (b)  Share  Certificates.  All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

            (c) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, stock appreciation rights and other types of Awards provided for hereunder (subject to stockholder approval of any such arrangement if approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

           (d) No Right to Employment. The grant of any Award shall not be construed as giving a Participant the right to be engaged or employed by or retained in the employ of the Company or any Subsidiary. The Company or any Subsidiary may at any time dismiss a Participant from engagement or employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement or any agreement relating to the engagement or employment of the Participant by the Company or any Subsidiary.

            (e) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan and any Award Agreement shall, to the extent not governed by federal law, be determined in accordance with the laws of the State of Florida.

            (f) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

            (g)  No  Trust  or Fund  Created.  Neither the Plan nor any Award

                 shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

            (h) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine, in accordance with the terms of the Plan, as applicable, whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be cancelled, terminated, or otherwise eliminated.

            (i) Headings. Headings are given to the subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

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13.   NON-TRANSFERABILITY

         No shares of Restricted Stock and no Restricted Stock Units shall be sold, exchanged, transferred, pledged, or otherwise disposed of during the restricted period. No Stock Options granted under this Plan shall be transferable by a Participant otherwise than (i) by the Participant's last will and testament or (ii) by the applicable laws of descent and distribution, and such Stock Options shall be exercised during the Participant's lifetime only by the Participant or his or her guardian or legal representative. Other than as set forth herein, no Award under the Plan shall be subject to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to do so shall be void.

14.   WITHHOLDING TAXES

         It shall be a condition to the obligation of the Company to deliver shares upon the exercise of a Stock Option, the vesting of Restricted Stock or Restricted Stock Units and the corresponding issuance of shares of unrestricted Common Stock, that the Participant pay to the Company cash in an amount equal to all federal, state, local and foreign withholding taxes required to be collected in respect thereof.

         Notwithstanding the foregoing, to the extent permitted by law and pursuant to such rules as the Committee may adopt, a Participant may authorize the Company to satisfy any such withholding requirement by directing the Company to withhold from any shares of Common Stock to be issued, all or a portion of such number of shares as shall be sufficient to satisfy the withholding obligation, provided that in the case of the vesting of Restricted Stock or Restricted Stock Units, the number of shares of Common Stock to be issued equals or exceeds 500.

15.   FOREIGN JURISDICTIONS

         The Committee may adopt, amend, and terminate such arrangements, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to make available tax or other benefits of the laws of any foreign jurisdiction, to employees of the Company who are subject to such laws and who receive Awards under the Plan.

16.   NOTICE

      All notices to the Company regarding the Plan shall be in writing, effective as of actual receipt by the Company, and shall be sent to:

            GM Restaurants, Inc.
            5900 Lake Ellenor Dr.
            Orlando, FL 32809
            Attn:  General Counsel

Effective May 28, 1995